                                                                     EXHBIT 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                       TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility
                of a Trustee Pursuant to Section 305(b)(2)____


                      STATE STREET BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)


              Massachusetts                            04-1867445
    (Jurisdiction of incorporation or               (I.R.S. Employer
 organization if not a U.S. national bank)         Identification No.)


               225 Franklin Street, Boston, Massachusetts  02110
             (Address of principal executive offices)   (Zip code)

      John R. Towers, Esq. Senior Vice President and Corporate Secretary
               225 Franklin Street, Boston, Massachusetts  02110
                                (617) 654-3253
           (Name, address and telephone number of agent for service)

                           -------------------------

                       UNITED STATES FILTER CORPORATION
              (Exact name of obligor as specified in its charter)

               Delaware                                 33-0266015
     (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                Identification No.)


                           73-710 Fred Waring Drive
                                   Suite 222
                         Palm Desert, California 92260

              (Address of principal executive offices) (Zip code)

                           -------------------------

                  6% Convertible Subordinated Notes due 2005
                        (Title of indenture securities)

                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

    FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

           Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

           Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

           The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

           The obligor is not an affiliate of the trustee or of its parent, State Street Boston Corporation.

           (See Note on page 6.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                                    As of:

                  Col. A                              Col. B

               Title of Class                   Amount outstanding

                                Not applicable.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

    IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

    (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

           Not applicable.


    (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

           Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

    IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

           Not applicable.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR:


                                    As of:

          Col. A        Col. B          Col. C              Col. D

         Name of       Title of      Amount owned        Percentage of
          owner         class        beneficially      voting securities
                                                        represented by
                                                        amount given in
                                                            Col. C

                                Not applicable.


ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:


                                     As of:

          Col. A        Col. B          Col. C              Col. D

         Name of       Title of      Amount owned        Percentage of
          owner         class        beneficially      voting securities
                                                        represented by
                                                        amount given in
                                                            Col. C

                                Not Applicable.

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

                                     As of:

        Col. A          Col. B              Col. C             Col. D

       Title of        Whether           Amount owned        Percent of
        class       the securities       beneficially       class repre-
                    are voting or         or held as          sented by
                      non-voting      collateral security   amount given
                      securities        for obligations       in Col. C
                                          in default

                                Not applicable.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                                     As of:

       Col. A         Col. B              Col. C                 Col. D

      Title of        Amount           Amount owned            Percent of
       issuer       outstanding        beneficially        class represented
      and title                         or held as             by amount
      of class                     collateral security      given in Col. C
                                    for obligations in
                                    default by trustee

                                Not applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

                                     As of:

        Col. A         Col. B              Col. C                Col. D

       Title of        Amount           Amount owned           Percent of
        issuer       outstanding        beneficially        class represented
       and title                         or held as             by amount
       of class                      collateral security     given in Col. C
                                     for obligations in
                                     default by trustee

                                Not applicable.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                                     As of:

        Col. A        Col. B              Col. C               Col. D

       Title of       Amount           Amount owned          Percent of
        issuer      outstanding        beneficially       class represented
       and title                        or held as            by amount
       of class                    collateral security     given in Col. C
                                    for obligations in
                                    default by trustee

                                Not applicable.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

    EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                                     As of:

                  Col. A               Col. B            Col. C
                Nature of              Amount           Date due
               indebtedness         outstanding


                                Not applicable.


ITEM 13. DEFAULTS BY THE OBLIGOR.

    (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

           Not applicable.

    (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS A TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

           To the best of the knowledge of the Trustee, there has not been a default under any such indenture or series.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

    IF AN UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

           Not applicable.

ITEM 15. FOREIGN TRUSTEE.

    IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

           Not applicable.

ITEM 16.  LIST OF EXHIBITS.

    LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

    1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

         A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

    2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

         A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

    3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2) ABOVE.

         A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as
         Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

    4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

         A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

    5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4, IF THE OBLIGOR IS IN DEFAULT.

         Not applicable.

    6. THE CONSENTS OF THE UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
SECTION 321(B) OF THE ACT.

         The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

    7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

         A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

    8. A COPY OF ANY ORDER PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not applicable.

    9. FOREIGN TRUSTEES ARE REQUIRED TO FURNISH A CONSENT TO SERVICE OF
PROCESS.

         Not applicable.


                                     NOTE

    The answers to this statement insofar as such answers relate to persons who are affiliates of the obligors are based upon information furnished to the trustee by the obligors. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 5th day of October, 1995.

                                  STATE STREET BANK AND TRUST COMPANY


                                  By  /s/ Michael J. Lapolla
                                      ------------------------------------------
                                  Michael J. Lapolla
                                  Vice President

                                   EXHIBIT 6



                              CONSENT OF TRUSTEE

    Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by United States Filter Corporation of its 6% Convertible Subordinated Notes due 2005, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                  STATE STREET BANK AND TRUST COMPANY



                                  By  /s/ Michael J. Lapolla
                                      ------------------------------------------
                                   Michael J. Lapolla
                                   Vice President


Dated:  October 5, 1995

                                   EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company of Boston, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).

                                                                                         THOUSANDS OF
                                                                                           DOLLARS
                                                                                         ------------
ASSETS
------
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin................................     942,661
     Interest-bearing balances.........................................................   4,843,628
Securities.............................................................................   8,410,339
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
  subsidiary...........................................................................   2,240,374
Loans and lease financing receivables:
     Loans and leases, net of unearned income..................... 3,257,795
     Allowance for loan and lease losses..........................    58,184
     Loans and leases, net of unearned income and
  allowance............................................................................   3,199,611
Assets held in trading accounts........................................................     825,549
Premises and fixed assets..............................................................     375,086
Other real estate owned................................................................       4,359
Investments in unconsolidated subsidiaries.............................................      25,051
Customers' liability to this bank on acceptances outstanding...........................      55,358
Intangible Assets......................................................................      34,862
Other Assets...........................................................................     653,750
                                                                                         ----------
Total Assets...........................................................................  21,610,628
                                                                                         ==========
LIABILITIES
Deposits:
     In domestic offices...............................................................   5,946,262
          Noninterest-bearing..................................... 4,175,167
          Interest-bearing........................................ 1,771,095
     In foreign offices and Edge subsidiary............................................   8,147,182
          Noninterest-bearing.....................................    44,817
          Interest-bearing........................................ 8,102,365
Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices of the
  bank and of its Edge subsidiary......................................................   4,912,704
Demand notes issued to the U.S. Treasury and Trading Liabilities.......................     423,324
Other borrowed money...................................................................     386,049
Bank's liability on acceptances executed and outstanding...............................      55,621
Other liabilities......................................................................     530,536
                                                                                         ----------
Total liabilities:.....................................................................  20,401,678
                                                                                         ==========
EQUITY CAPITAL
Common Stock...........................................................................      28,043
Surplus................................................................................     177,736
Undivided profits......................................................................   1,003,171
                                                                                         ----------
Total equity capital...................................................................   1,208,950
                                                                                         ----------
Total liabilities and equity capital...................................................  21,610,628
                                                                                         ==========

 I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                Rex S. Schuette

 We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                David A. Spina
                              Marshall N. Carter
                                Charles F. Kaye